    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 16, 1998


                                                      REGISTRATION NO. 333-31363
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 2


                                       TO

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                       ANCHOR GLASS CONTAINER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                            3220                           59-3417812
 (STATE OR OTHER JURISDICTION OF     (PRIMARY STANDARD INDUSTRIAL            (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)           IDENTIFICATION NO.)

                              CONSUMERS U.S., INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                            6719                           23-2874087
 (STATE OR OTHER JURISDICTION OF     (PRIMARY STANDARD INDUSTRIAL            (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)           IDENTIFICATION NO.)

                            ------------------------
                                ONE ANCHOR PLAZA

                           4343 ANCHOR PLAZA PARKWAY
                           TAMPA, FLORIDA 33634-7513
                                 (813) 884-0000
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                               C. KENT MAY, ESQ.

              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       ANCHOR GLASS CONTAINER CORPORATION
                                ONE ANCHOR PLAZA
                           4343 ANCHOR PLAZA PARKWAY
                           TAMPA, FLORIDA 33634-7513
                                 (813) 884-0000
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE OF
                               AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:
                            RANDI L. STRUDLER, ESQ.
                           JONES, DAY, REAVIS & POGUE
                              599 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 326-3939
                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:   As soon as
practicable after this Registration Statement becomes effective.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
                            ------------------------
     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

ANCHOR GLASS CONTAINER CORPORATION

  Certificate of Incorporation

     Article VIII of the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") for Anchor Glass Container Corporation (the "Company") provides for the indemnification of directors and officers of the Company and any persons serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent permitted by the General Corporate Law of the State of Delaware (the "DGCL"). The Certificate of Incorporation also allows the Company, by action of the Board of Directors, to indemnify other officers, employees and agents of the Company. These rights to indemnification
(i) are contract rights; (ii) cannot be changed by any amendment to the Certificate of Incorporation to adversely affect any person being indemnified with respect to any alleged action or inaction occurring prior to such amendment; (iii) subject to any rights imposed by law and the By-Laws of the Company, include the right to have the Company advance expenses incurred in defending any such action, suit or proceeding prior to the final disposition; and (iv) are not exclusive of any other right which any person may have or may acquire under the Certificate of Incorporation, or any statute, by-law or agreement, or by any vote of the stockholders or disinterested directors of the Company, or otherwise. In addition to the indemnification provided by Article VIII, Article IX limits the personal liability of directors for monetary damages arising out of a breach of fiduciary duty to the fullest extent permitted by the DGCL.

     The Certificate of Incorporation generally prohibits the Company from indemnifying any person in connection with an action, suit or proceeding (or portion thereof) initiated by such person unless such action, suit or proceeding (or portion thereof) was authorized by the Board of Directors. However, this prohibition does not apply to a counterclaim, cross-claim or third party claim brought by an indemnitee in any action, suit or proceeding. In addition, persons claiming a right to indemnification or advancement may bring suit against the Company if the claim is not paid in full by the Company within sixty days, in the case of a claim for indemnification, or thirty days, in the case of a claim for advancement, after receipt of the written claim.

  By-laws

     The By-laws of the Company contain no provision for indemnification.

CONSUMERS U.S., INC.

  Certificate of Incorporation

     The Certificate of Incorporation of Consumers U.S., Inc. (the "Parent Guarantor") provides that the personal liability of the directors of the Parent Guarantor is limited to the fullest extent permitted by the DGCL and that the Parent Guarantor shall indemnify the directors, officers, employees and agents to the fullest extent permitted by the DGCL. The right to indemnification is not exclusive of any other right which any person may have or may acquire under the Certificate of Incorporation, or any statute, by-law or agreement, or by any vote of the stockholders or disinterested directors of the Parent Guarantor, or otherwise.

  By-laws

     The By-laws of the Parent Guarantor contain no provision for indemnification.

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

     Under the DGCL, directors, officers, employees, and other individuals may be indemnified against expenses (including attorneys' fees), judgements, fines, and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation -- a "derivative action") if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard of care is applicable in the case of a derivative action, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with defense or settlement of such an action and Delaware law requires court approval before there can be any indemnification of expenses where the person seeking indemnification has been found liable to the corporation.

     Delaware corporations may limit the personal liability of their directors for monetary damages for a breach of fiduciary duty, provided, however, that the directors can still be held personally liable (i) for a breach of the duty of loyalty to the corporation and its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (described below), and (iv) for any transaction from which the director derived an improper personal benefit.
Section 174 of the DGCL makes directors personally liable for unlawful dividends or unlawful stock repurchases or redemptions in certain circumstances and expressly sets forth a negligence standard with respect to such liability.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENTS SCHEDULES.

(a) EXHIBITS


EXHIBIT
NUMBER    ITEM
-------   -----------------------------------------------------------------------------------
 2.1      Asset Purchase Agreement dated as of December 18, 1996 among Anchor Glass Container
          Corporation, now known as Anchor Resolution Corp. ("Old Anchor"), Consumers
          Packaging Inc. and Owens-Brockway Glass Container Inc.
 2.2      Amendment to Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of
          February 5, 1997 by and among Old Anchor, Consumers Packaging Inc. and
          Owens-Brockway Glass Container Inc.
 2.3      Order of United States Bankruptcy Court for the District of Delaware approving (i)
          the Asset Purchase Agreement and (ii) the assumption and assignment of certain related executory contracts
 2.4      Order of United States Bankruptcy Court for the District of Delaware approving the
          Amendment to the Asset Purchase Agreement
 2.5      Memorandum of Understanding dated February 5, 1997 among Old Anchor, Consumers
          Packaging Inc., and the Company
 3.1      Amended and Restated Certificate of Incorporation of the Company
 3.2      Certificate of Incorporation of the Parent Guarantor
 3.3      Certificate of Amendment to Certificate of Incorporation of the Parent Guarantor
 3.4      Bylaws of the Company
 3.5      Bylaws of the Parent Guarantor
 3.6      Certificate of Designation for Series A 10% Cumulative Convertible Preferred Stock
 3.7      Certificate of Designation for Series B 8% Cumulative Convertible Preferred Stock
 4.1      Indenture dated as of April 17, 1997 among the Company, the Parent Guarantor and
          The Bank of New York, as trustee
 4.2      Form of Initial Notes (included in Exhibit 4.1)
 4.3      Form of Exchange Notes (included in Exhibit 4.1)

EXHIBIT
NUMBER    ITEM
-------   -----------------------------------------------------------------------------------
 4.4      Security Agreement dated as of February 5, 1997 among the Company and Bankers Trust
          Company, as agent under the Revolving Credit Agreement
 4.5      Assignment of Security Agreement dated as of April 17, 1997 among the Company,
          Bankers Trust Company, as assignor, and The Bank of New York, as assignee and as trustee under the Indenture
 4.6      Pledge Agreement dated as of April 17, 1997 among the Parent Guarantor and The Bank of New York, as trustee under the Indenture
 4.7      Intercreditor Agreement dated as of February 5, 1997 among The Bank of New York, as
          Note Agent, and BT Commercial Corporation, as Credit and Shared Collateral Agent
 4.8      Amendment No. 1 to the Intercreditor Agreement, dated as of April 17, 1997 among
          The Bank of New York, as Note Agent, and BT Commercial Corporation, as Credit and
          Shared Collateral Agent
 4.9      Registration Rights Agreement dated as of April 17, 1997 among the Company, the
          Parent Guarantor, BT Securities Corporation and TD Securities (USA) Inc.
 5.1**    Opinion of Eckert Seamans Cherin & Mellott, LLC
 5.2**    Opinion of Jones, Day, Reavis & Pogue
10.1      Credit Agreement (the "Credit Agreement") dated as of February 5, 1997 among the
          Company, Bankers Trust Company, as Issuing Bank, BT Commercial Corporation, as
          Agent and Co-Syndication Agent, PNC Bank, National Association, as Co-Syndication
          Agent and Issuing Bank, and the various financial institutions party thereto
10.2      First Amendment to the Credit Agreement dated as of March 11, 1997 among the
          Company, Bankers Trust Company, BT Commercial Corporation, and PNC Bank, National
          Association
10.3      Second Amendment to the Credit Agreement dated as of April 9, 1997 among the
          Company, Bankers Trust Company, BT Commercial Corporation, and PNC Bank, National
          Association
10.4      Third Amendment and Waiver to the Credit Agreement dated as of May 23, 1997 among the Company, Bankers Trust Company, BT Commercial Corporation, PNC Bank, National
          Association and the various financial institutions party to the Credit Agreement
10.5*     Fourth Amendment to the Credit Agreement dated as of September 15, 1997 among the
          Company, Bankers Trust Company, PNC Bank, National Association and the various financial institutions party to the Credit Agreement
10.6      Assignment of Security Interest in U.S. Trademarks and Patents dated February 5,
          1997 by the Company to BT Commercial Corporation, as Collateral Agent under the
          Credit Agreement
10.7      Assignment of Security Interest in U.S. Copyrights dated February 5, 1997 by the
          Company to BT Commercial Corporation, as Collateral Agent under the Credit
          Agreement
10.8      Guaranty dated February 5, 1997, by the Parent Guarantor in favor of BT Commercial
          Corporation and the other financial institutions party to the Credit Agreement Plan
10.9      Termination Agreement dated February 3, 1997 by and between Consumers Packaging
          Inc., the Company and the Pension Benefit Guaranty Corporation
10.10     Release Agreement among Old Anchor, the Company, the Official Committee of
          Unsecured Creditors of Anchor Glass Container Corporation (Old Anchor) and Vitro,
          Sociedad Anonima
10.11     Agreement (the "Vitro Agreement") dated as of December 18, 1996 between Vitro,
          Sociedad Anonima, Consumers Packaging Inc., on behalf of itself, and Consumers
          Packaging Inc., on behalf of the Company
10.12     First Amendment to the Vitro Agreement dated as of February 4, 1997 among Vitro,
          Sociedad Anonima, Consumers Packaging Inc. and the Company
10.13     Waiver Agreement dated as of February 5, 1997 by and between Old Anchor and
          Consumers Packaging Inc.
10.14     Assignment and Assumption Agreement dated as of February 5, 1997 by and between
          Consumers Packaging Inc. and the Company

EXHIBIT
NUMBER    ITEM
-------   -----------------------------------------------------------------------------------
10.15     Assignment and Assumption Agreement dated as of February 5, 1997 between Consumers
          Packaging Inc. and the Company relating to certain employee benefit plans
10.16     Assignment and Assumption Agreement dated as of February 5, 1997 between Consumers
          Packaging Inc. and the Company relating to certain commitment letters
10.17     Bill of Sale, Assignment and Assumption Agreement dated as of February 5, 1997 by and between Old Anchor and the Company
10.18     Assignment of Patent Property and Design Property from Old Anchor to the Company
10.19     Trademark Assignment from Old Anchor to the Company
10.20     Foreign Trademark Assignment from Old Anchor to the Company
10.21     Copyright Assignment from Old Anchor to the Company
10.22     Agreement dated as of February 5, 1997 between The Travelers Indemnity Company and its Affiliates, including The Aetna Casualty and Surety Company and their predecessors, and the Company
10.23     Allocation Agreement dated as of February 5, 1997 between Consumers Packaging Inc.
          and Owens-Brockway Glass Container Inc.
10.24     Supply Agreement dated as of February 5, 1997 by and between the Company and Owens-
          Brockway Glass Container Inc.
10.25     Transition Agreement dated as of February 5, 1997 between Consumers Packaging Inc., the Company and Owens-Brockway Glass Container Inc.
10.26*+   Technical Assistance and License Agreement executed December 18, 1996 by
          Owens-Brockway Glass Container Inc. and Consumers Packaging Inc.
10.27     Assurance Agreement (the "Assurance Agreement") dated as of February 5, 1997 among
          Owens-Brockway Glass Container Inc., Consumers Packaging Inc., the Company, BT
          Commercial Corporation, Bankers Trust Company and The Bank of New York
10.28     Letter agreement relating to Assurance Agreement dated April 17, 1997 addressed to
          Owens-Brockway Glass Container Inc. and signed by Bankers Trust Company and The
          Bank of New York
10.29     Intercompany Agreement dated as of April 17, 1997 among G&G Investments, Inc.,
          Glenshaw Glass Company, Inc., Hillsboro Glass Company, I.M.T.E.C. Enterprises,
          Inc., Consumers Packaging Inc., Consumers International Inc., the Parent Guarantor,
          the Company, BT Securities Corporation and The Bank of New York, as trustee under the Indenture
10.30     Management Agreement dated as of February 5, 1997 by and between the Company and
          G&G Investments, Inc.
10.31     Anchor Glass Container Corporation/Key Executive Employee Retention Plan
10.32     Lease Agreement -- Anchor Place at Fountain Square (the "Lease Agreement") dated
          March 31, 1988, by and between Old Anchor and Fountain Associates I Ltd. relating to the Company's headquarters in Tampa, Florida
10.33     First Amendment to Lease Agreement effective as of June 16, 1992, by and between
          Fountain Associates I Ltd. and Old Anchor
10.34     Second Amendment to Lease Agreement effective as of September 30, 1993, by and between Fountain Associates I Ltd. and Old Anchor
10.35     Third Amendment to Lease Agreement effective as of February 22, 1995, by and between Fountain Associates I Ltd. and Old Anchor
10.36     Agreement dated as of March 31, 1996 by and between Fountain Associates I Ltd.,
          Citicorp Leasing, Inc. and Old Anchor
10.37     Amended and Restated Agreement effective as of September 12, 1996, by and between
          Fountain Associates I Ltd., Citicorp Leasing Inc. and Old Anchor

EXHIBIT
NUMBER    ITEM
-------   -----------------------------------------------------------------------------------
10.38     Sixth Amendment to Lease and Second Amendment to Option Agreement dated as of
          February 5, 1997, by and between Fountain Associates I Ltd., Citicorp Leasing Inc.
          and Old Anchor
10.39     Building Option Agreement dated March 31, 1988, by and between Fountain Associates
          I, Ltd. and Old Anchor
10.40     First Amendment to Building Option Agreement effective as of June 16, 1992, by and between Fountain Associates I, Ltd. and Old Anchor
10.41*+   Supply Agreement effective as of June 17, 1996 between The Stroh Brewery Company and the Company
10.42*+   Supply Agreement between Bacardi International Limited and the Company
10.43     Warrant Agreement dated as of February 5, 1997 between the Company and Bankers
          Trust Company
10.44     Form of Warrant issued pursuant to the Warrant Agreement
10.45**   American Appraisal Associates, Inc. ("AAA") appraisal of liquidation in place value of
          certain property of the Company
10.46**   AAA appraisal of fair market value of certain property of the Company
10.47*+   Rebate Agreement dated as of January 1, 1996 between Bacardi International Limited and the Company
12.1      Statement re: computation of ratio of earnings to fixed charges for the period from
          February 5, 1997 to September 30, 1997
12.2      Statement re: computation of ratio of earnings to fixed charges for the years ended
          December 31, 1992, 1993, 1994, 1995 and 1996
21.1      List of Subsidiaries of the Company
21.2      List of Subsidiaries of the Parent Guarantor
23.1      Consent of Arthur Andersen LLP
23.2**    Consent of Eckert Seamans Cherin & Mellott, LLC, included in Exhibit 5.1
23.3**    Consent of Jones, Day, Reavis & Pogue, included in Exhibit 5.2
23.4      Consent of American Appraisal Associates, Inc.
24.1      Power of Attorney of the Company
24.2      Power of Attorney of the Parent Guarantor
25.1      Statement on Form T-1 of the eligibility of the Trustee with respect to the Company
25.2      Statement on Form T-1 of the eligibility of the Trustee with respect to the Parent
          Guarantor
27.1      Financial Data Schedule of Old Anchor
27.2      Financial Data Schedule of the Company
27.3      Financial Data Schedule of the Parent Guarantor
99.1      Form of Letter of Transmittal
99.2      Form of Notice of Guaranteed Delivery
99.3      Form of Letter to DTC Participants
99.4      Form of Letter to Clients and Form of Instruction to Book-Entry Transfer
          Participants


---------------

*  Filed herewith

** To be filed by amendment.


+  Confidential treatment requested pursuant to Rule 406 of Regulation C.


All other exhibits were filed previously.

(b) FINANCIAL STATEMENT SCHEDULES

                                                                     SCHEDULE II

                            ANCHOR RESOLUTION CORP.
                       VALUATION AND QUALIFYING ACCOUNTS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                             (DOLLARS IN THOUSANDS)

               COLUMN A                 COLUMN B     COLUMN C     COLUMN D      COLUMN E      COLUMN F
--------------------------------------  --------     --------     --------     ----------     --------
                                                           ADDITIONS
                                                     ---------------------
                                        BALANCE      CHARGED
                                           AT        TO COSTS     CHARGED                     BALANCE
                                        BEGINNING      AND        TO OTHER                     AT END
             DESCRIPTION                OF YEAR      EXPENSES     ACCOUNTS     DEDUCTIONS     OF YEAR
--------------------------------------  --------     --------     --------     ----------     --------
Year ended December 31, 1996
  Allowance for doubtful accounts.....   $1,826       $1,126       $   --        $1,449(A)     $1,503
Year ended December 31, 1995
  Allowance for doubtful accounts.....   $3,447       $  656       $   --        $2,277(A)     $1,826
Year ended December 31, 1994
  Allowance for doubtful accounts.....   $3,615       $   50       $   --        $  218(A)     $3,447

---------------
(A) Accounts written off

                                                                     SCHEDULE II

                       ANCHOR GLASS CONTAINER CORPORATION
                       VALUATION AND QUALIFYING ACCOUNTS
               PERIOD FROM FEBRUARY 5, 1997 TO SEPTEMBER 30, 1997
                             (DOLLARS IN THOUSANDS)

                 COLUMN A                  COLUMN B    COLUMN C    COLUMN D     COLUMN E      COLUMN F
------------------------------------------ --------    --------    --------    ----------    ----------
                                                            ADDITIONS
                                                       --------------------
                                           BALANCE
                                              AT       CHARGED
                                           BEGINNING   TO COSTS    CHARGED                   BALANCE AT
                                              OF         AND       TO OTHER                    END OF
               DESCRIPTION                  PERIOD     EXPENSES    ACCOUNTS    DEDUCTIONS      PERIOD
------------------------------------------ --------    --------    --------    ----------    ----------
Period from February 5, 1997 to September
  30, 1997
  Allowance for doubtful accounts.........  $1,630(B)    $225          --         $ 65(A)      $1,790

---------------
(A) Accounts written off

(B) Amount recognized as part of Anchor Acquisition.

ITEM 22. UNDERTAKINGS.

     The Registrants hereby undertake:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

     (5) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, Anchor Glass Container Corporation has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, in the Commonwealth of Pennsylvania, on January 16, 1998.


                                          ANCHOR GLASS CONTAINER CORPORATION

                                          By: /s/ M. WILLIAM LIGHTNER, JR.

                                            ------------------------------------
                                                  M. William Lightner, Jr.
                                              Senior Vice President -- Finance
                                                Chief Financial Officer and
                                                          Treasurer


     Pursuant to the requirements of the Securities Act, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on January 16, 1998.


                 SIGNATURES                                         TITLE
---------------------------------------------    --------------------------------------------
                      *                          Chairman, Chief Executive Officer and
---------------------------------------------      Director (Principal Executive Officer)
              John J. Ghaznavi

        /s/ M. WILLIAM LIGHTNER, JR.             Senior Vice President -- Finance, Chief
---------------------------------------------      Financial Officer, Treasurer and Director
          M. William Lightner, Jr.                 (Principal Financial Officer)

                      *                          Controller (Principal Accounting Officer)
---------------------------------------------
               Edward M. Jonas
                      *                          Director
---------------------------------------------
              David T. Gutowksi

                      *                          Director
---------------------------------------------
                 C. Kent May

                      *                          Director
---------------------------------------------
               Paul H. Farrar

                                          *By: /s/ M. WILLIAM LIGHTNER, JR.
                                             -----------------------------------
                                                  M. William Lightner, Jr.
                                               Pursuant to Powers of Attorney
                                              filed herewith or previously with
                                                 the Securities and Exchange
                                                          Commission

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, Consumers U.S., Inc. has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, in the Commonwealth of Pennsylvania, on January 16, 1998.


                                          CONSUMERS U.S., INC.

                                          BY: /s/ M. WILLIAM LIGHTNER, JR.
                                            ------------------------------------
                                                  M. William Lightner, Jr.
                                             Vice President and Chief Financial
                                                           Officer


     Pursuant to the requirements of the Securities Act, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated on January 16, 1998.


                 SIGNATURES                                         TITLE
---------------------------------------------    --------------------------------------------

                      *                          Chairman, Chief Executive Officer and
---------------------------------------------      Director (Principal Executive Officer)
              John J. Ghaznavi

        /s/ M. WILLIAM LIGHTNER, JR.             Vice President and Chief Financial Officer
---------------------------------------------      (Principal Financial and Accounting
          M. William Lightner, Jr.                 Officer)

                      *                          Director
---------------------------------------------
              David T. Gutowksi

                      *                          Director
---------------------------------------------
                 C. Kent May

                                          *By: /s/ M. WILLIAM LIGHTNER, JR.
                                             -----------------------------------
                                                  M. William Lightner, Jr.
                                               Pursuant to Powers of Attorney
                                              filed herewith or previously with
                                                 the Securities and Exchange
                                                          Commission

                                 EXHIBIT INDEX


EXHIBIT
NUMBER    ITEM
-------   -----------------------------------------------------------------------------------
 2.1      Asset Purchase Agreement dated as of December 18, 1996 among Anchor Glass Container
          Corporation, now known as Anchor Resolution Corp. ("Old Anchor"), Consumers
          Packaging Inc. and Owens-Brockway Glass Container Inc.
 2.2      Amendment to Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of
          February 5, 1997 by and among Old Anchor, Consumers Packaging Inc. and
          Owens-Brockway Glass Container Inc.
 2.3      Order of United States Bankruptcy Court for the District of Delaware approving (i)
          the Asset Purchase Agreement and (ii) the assumption and assignment of certain related executory contracts
 2.4      Order of United States Bankruptcy Court for the District of Delaware approving the
          Amendment to the Asset Purchase Agreement
 2.5      Memorandum of Understanding dated February 5, 1997 among Old Anchor, Consumers
          Packaging Inc., and the Company
 3.1      Amended and Restated Certificate of Incorporation of the Company
 3.2      Certificate of Incorporation of the Parent Guarantor
 3.3      Certificate of Amendment to Certificate of Incorporation of the Parent Guarantor
 3.4      Bylaws of the Company
 3.5      Bylaws of the Parent Guarantor
 3.6      Certificate of Designation for Series A 10% Cumulative Convertible Preferred Stock
 3.7      Certificate of Designation for Series B 8% Cumulative Convertible Preferred Stock
 4.1      Indenture dated as of April 17, 1997 among the Company, the Parent Guarantor and
          The Bank of New York, as trustee
 4.2      Form of Initial Notes (included in Exhibit 4.1)
 4.3      Form of Exchange Notes (included in Exhibit 4.1)
 4.4      Security Agreement dated as of February 5, 1997 among the Company and Bankers Trust
          Company, as agent under the Revolving Credit Agreement
 4.5      Assignment of Security Agreement dated as of April 17, 1997 among the Company,
          Bankers Trust Company, as assignor, and The Bank of New York, as assignee and as trustee under the Indenture
 4.6      Pledge Agreement dated as of April 17, 1997 among the Parent Guarantor and The Bank of New York, as trustee under the Indenture
 4.7      Intercreditor Agreement dated as of February 5, 1997 among The Bank of New York, as
          Note Agent, and BT Commercial Corporation, as Credit and Shared Collateral Agent
 4.8      Amendment No. 1 to the Intercreditor Agreement, dated as of April 17, 1997 among
          The Bank of New York, as Note Agent, and BT Commercial Corporation, as Credit and
          Shared Collateral Agent
 4.9      Registration Rights Agreement dated as of April 17, 1997 among the Company, the
          Parent Guarantor, BT Securities Corporation and TD Securities (USA) Inc.
 5.1**    Opinion of Eckert Seamans Cherin & Mellott, LLC
 5.2**    Opinion of Jones, Day, Reavis & Pogue
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
EXHIBIT
NUMBER    ITEM
-------   -----------------------------------------------------------------------------------
10.1      Credit Agreement (the "Credit Agreement") dated as of February 5, 1997 among the
          Company, Bankers Trust Company, as Issuing Bank, BT Commercial Corporation, as
          Agent and Co- Syndication Agent, PNC Bank, National Association, as Co-Syndication
          Agent and Issuing Bank, and the various financial institutions party thereto
10.2      First Amendment to the Credit Agreement dated as of March 11, 1997 among the
          Company, Bankers Trust Company, BT Commercial Corporation, and PNC Bank, National
          Association
10.3      Second Amendment to the Credit Agreement dated as of April 9, 1997 among the
          Company, Bankers Trust Company, BT Commercial Corporation, and PNC Bank, National
          Association
10.4      Third Amendment and Waiver to the Credit Agreement dated as of May 23, 1997 among the Company, Bankers Trust Company, BT Commercial Corporation, PNC Bank, National
          Association and the various financial institutions party to the Credit Agreement
10.5*     Fourth Amendment to the Credit Agreement dated as of September 15, 1997 among the
          Company, Bankers Trust Company, BT Commercial Corporation, PNC Bank, National
          Association, and the various financial institutions party to the Credit Agreement
10.6      Assignment of Security Interest in U.S. Trademarks and Patents dated February 5,
          1997 by the Company to BT Commercial Corporation, as Collateral Agent under the
          Credit Agreement
10.7      Assignment of Security Interest in U.S. Copyrights dated February 5, 1997 by the
          Company to BT Commercial Corporation, as Collateral Agent under the Credit
          Agreement
10.8      Guaranty dated February 5, 1997, by the Parent Guarantor in favor of BT Commercial
          Corporation and the other financial institutions party to the Credit Agreement Plan
10.9      Termination Agreement dated February 3, 1997 by and between Consumers Packaging
          Inc., the Company and the Pension Benefit Guaranty Corporation
10.10     Release Agreement among Old Anchor, the Company, the Official Committee of
          Unsecured Creditors of Anchor Glass Container Corporation (Old Anchor) and Vitro,
          Sociedad Anonima
10.11     Agreement (the "Vitro Agreement") dated as of December 18, 1996 between Vitro,
          Sociedad Anonima, Consumers Packaging Inc., on behalf of itself, and Consumers
          Packaging Inc., on behalf of the Company
10.12     First Amendment to the Vitro Agreement dated as of February 4, 1997 among Vitro,
          Sociedad Anonima, Consumers Packaging Inc. and the Company
10.13     Waiver Agreement dated as of February 5, 1997 by and between Old Anchor and
          Consumers Packaging Inc.
10.14     Assignment and Assumption Agreement dated as of February 5, 1997 by and between
          Consumers Packaging Inc. and the Company
10.15     Assignment and Assumption Agreement dated as of February 5, 1997 by and between
          Consumers Packaging Inc. and the Company relating to certain employee benefit plans
10.16     Assignment and Assumption Agreement dated as of February 5, 1997 between Consumers
          Packaging Inc. and the Company relating to certain commitment letters
10.17     Bill of Sale, Assignment and Assumption Agreement dated as of February 5, 1997 by and between Old Anchor and the Company
10.18     Assignment of Patent Property and Design Property from Old Anchor to the Company
10.19     Trademark Assignment from Old Anchor to the Company
10.20     Foreign Trademark Assignment from Old Anchor to the Company
10.21     Copyright Assignment from Old Anchor to the Company
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


EXHIBIT
NUMBER    ITEM
-------   -----------------------------------------------------------------------------------
10.22     Agreement dated as of February 5, 1997 between The Travelers Indemnity Company and its Affiliates, including The Aetna Casualty and Surety Company and their predecessors, and the Company
10.23     Allocation Agreement dated as of February 5, 1997 between Consumers Packaging Inc.
          and Owens-Brockway Glass Container Inc.
10.24     Supply Agreement dated as of February 5, 1997 by and between the Company and Owens-
          Brockway Glass Container Inc.
10.25     Transition Agreement dated as of February 5, 1997 between Consumers Packaging Inc., the Company and Owens-Brockway Glass Container Inc.
10.26*+   Technical Assistance and License Agreement executed December 18, 1996 by
          Owens-Brockway Glass Container Inc. and Consumers Packaging Inc.
10.27     Assurance Agreement (the "Assurance Agreement") dated as of February 5, 1997 among
          Owens-Brockway Glass Container Inc., Consumers Packaging Inc., the Company, BT
          Commercial Corporation, Bankers Trust Company and The Bank of New York
10.28     Letter agreement relating to Assurance Agreement dated April 17, 1997 addressed to
          Owens-Brockway Glass Container Inc. and signed by Bankers Trust Company and The
          Bank of New York
10.29     Intercompany Agreement dated as of April 17, 1997 among G&G Investments, Inc.,
          Glenshaw Glass Company, Inc., Hillsboro Glass Company, I.M.T.E.C. Enterprises,
          Inc., Consumers Packaging Inc., Consumers International Inc., the Parent Guarantor,
          the Company, BT Securities Corporation and The Bank of New York, as trustee under the Indenture
10.30     Management Agreement dated as of February 5, 1997 by and between the Company and
          G&G Investments, Inc.
10.31     Anchor Glass Container Corporation/Key Executive Employee Retention Plan
10.32     Lease Agreement -- Anchor Place at Fountain Square (the "Lease Agreement") dated
          March 31, 1988, by and between Old Anchor and Fountain Associates I Ltd. relating to the Company's headquarters in Tampa, Florida
10.33     First Amendment to Lease Agreement effective as of June 16, 1992, by and between
          Fountain Associates I Ltd. and Old Anchor
10.34     Second Amendment to Lease Agreement effective as of September 30, 1993, by and between Fountain Associates I Ltd. and Old Anchor
10.35     Third Amendment to Lease Agreement effective as of February 22, 1995, by and between Fountain Associates I Ltd. and Old Anchor
10.36     Agreement dated as of March 31, 1996 by and between Fountain Associates I Ltd.,
          Citicorp Leasing, Inc. and Old Anchor
10.37     Amended and Restated Agreement effective as of September 12, 1996, by and between
          Fountain Associates I Ltd., Citicorp Leasing Inc. and Old Anchor
10.38     Sixth Amendment to Lease and Second Amendment to Option Agreement dated as of
          February 5, 1997, by and between Fountain Associates I Ltd., Citicorp Leasing Inc.
          and Old Anchor
10.39     Building Option Agreement dated March 31, 1988, by and between Fountain Associates
          I, Ltd. and Old Anchor
10.40     First Amendment to Building Option Agreement effective as of June 16, 1992, by and between Fountain Associates I, Ltd. and Old Anchor
10.41*+   Supply Agreement effective as of June 17, 1996 between The Stroh Brewery Company and the Company
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


EXHIBIT
NUMBER    ITEM
-------   -----------------------------------------------------------------------------------
10.42*+   Supply Agreement between Bacardi International Limited and the Company
10.43     Warrant Agreement dated as of February 5, 1997 between the Company and Bankers
          Trust Company
10.44     Form of Warrant issued pursuant to the Warrant Agreement
10.45**   American Appraisal Associates, Inc. ("AAA") appraisal of liquidation in place value of certain property of the Company
10.46**   AAA's appraisal of fair market value of certain property of the Company
10.47*+   Rebate Agreement dated as of January 1, 1996 between Bacardi International Limited and the Company
12.1      Statement re: computation of ratio of earnings to fixed charges for the period from
          February 5, 1997 to September 30, 1997
12.2      Statement re: computation of ratio of earnings to fixed charges for the years ended
          December 31, 1992, 1993, 1994, 1995 and 1996
21.1      List of Subsidiaries of the Company
21.2      List of Subsidiaries of the Parent Guarantor
23.1      Consent of Arthur Andersen LLP
23.2**    Consent of Eckert Seamans Cherin & Mellott, LLC, included in Exhibit 5.1
23.3**    Consent of Jones, Day, Reavis & Pogue, included in Exhibit 5.2
23.4      Consent of American Appraisal Associates, Inc.
24.1      Power of Attorney of the Company
24.2      Power of Attorney of the Parent Guarantor
25.1      Statement on Form T-1 of the eligibility of the Trustee with respect to the Company
25.2      Statement on Form T-1 of the eligibility of the Trustee with respect to the Parent
          Guarantor
27.1      Financial Data Schedule of Old Anchor
27.2      Financial Data Schedule of the Company
27.3      Financial Data Schedule of the Parent Guarantor
99.1      Form of Letter of Transmittal
99.2      Form of Notice of Guaranteed Delivery
99.3      Form of Letter to DTC Participants
99.4      Form of Letter to Clients and Form of Instruction to Book-Entry Transfer
          Participants


---------------

 * Filed herewith.

** To be filed by amendment.


+  Confidential treatment requested pursuant to Rule 406 of Regulation C.


All other exhibits have been filed previously.